                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                           Date of Report: May 1, 2001
                          ----------------------------
                        (Date of earliest event reported)

              TOYOTA AUTO FINANCE RECEIVABLES LLC ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 2001-B OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        CALIFORNIA                              333-41568                               33-4836519
                                                333-58164
(State or Other Jurisdiction             (Commission File Number)            (I.R.S. Employer Identification No.)
     of Incorporation)

                      19300 Gramercy Place, North Building
                           Torrance, California 90509
                      ------------------------------------
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: (310) 468-7333

ITEM 5. OTHER EVENTS

                  On May 15, 2001, Toyota Auto Finance Receivables LLC ("TAFR LLC") and Toyota Motor Credit Corporation ("TMCC") entered into that certain Receivables Purchase Agreement dated as of April 1, 2001 (the "Receivables Purchase Agreement"), pursuant to which TMCC transferred to TAFR LLC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the "Receivables") and related property. On May 15, 2001, the Toyota Auto Receivables 2001-B Owner Trust, a Delaware business trust created pursuant to that certain Trust Agreement dated as of March 23, 2001, as amended and restated by the Amended and Restated Trust Agreement dated April 1, 2001 (collectively, the "Trust Agreement"), by and between TAFR LLC, as depositor, and First Union Trust Company, National Association, as Owner Trustee (the "Trust"), TAFR LLC, as seller, and TMCC, as servicer, entered into that certain Sale and Servicing Agreement dated as of April 1, 2001 (the "Sale and Servicing Agreement"), pursuant to which the Receivables and related property were transferred to the Trust. Also on May 15, 2001, the Trust caused the issuance, pursuant to an Indenture dated as of April 1, 2001 (the "Indenture"), by and between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes: the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes (collectively, the "Notes"). The Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, with an aggregate scheduled principal balance, as of May 15, 2001, of $1,035,000,000.00, were sold to Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement dated as of May 1, 2001, by and between TAFR LLC, TMCC and the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statements on Form S-3 (Commission File Nos. 333-41568 and 333-58164).

                  Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

                  Attached as Exhibit 1.1 is the Underwriting Agreement.

EXHIBIT INDEX

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

         The exhibit number corresponds with Item 601(a) of Regulation S-K.

         EXHIBIT NO.                                 DESCRIPTION
         Exhibit 1.1                                 Underwriting Agreement dated as of May 1, 2001, between TAFR LLC, TMCC and
                                                     Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., on behalf of themselves and as representatives of the several Underwriters.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                     TOYOTA AUTO FINANCE RECEIVABLES LLC


                                     By:   /s/  LLOYD MISTELE
                                         ---------------------------------------
                                         Name:    Lloyd Mistele
                                         Title:   President

May 15, 2001

                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

EXHIBIT NO.                     DESCRIPTION

Exhibit 1.1                     Underwriting Agreement dated as of May 1, 2001, between TAFR LLC, TMCC and
                                Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., on behalf of themselves and as representatives of the several Underwriters.

























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